UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INNOSPEC INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Online

Go to www.envisionreports.com/iosp or scan the QR code – login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59pm, Eastern Time, on May 3, 2023.

Innospec Inc. Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for Innospec Inc. Stockholder Meeting to be Held on May 4, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, proxy card, Annual Report on Form 10-K to stockholders are available at:

www.envisionreports.com/iosp

Easy Online Access – View your proxy materials and vote.

Step 1:	Go to www.envisionreports.com/iosp
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 24, 2023 to facilitate timely delivery.

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Innospec Inc. Stockholder Meeting Notice

Innospec Inc.’s Annual Meeting of Stockholders will be held on Thursday, May 4, 2023 at 10:00am Eastern Time at The Ritz-Carlton, Charlotte, 201 East Trade Street, Charlotte, NC 28202.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 3 and 4 and 1 YEAR on Proposal 2:

1.	Election of two Class I Directors:

01 - Claudia P. Poccia

02 - Elizabeth K. Arnold

2.	Frequency of Say on Pay – An advisory vote on the frequency of the advisory vote on executive compensation

3.	Say on Pay – An advisory vote on the approval of executive compensation

4.	Ratification of the appointment of Innospec Inc.’s independent registered accounting firm

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–     Internet - Go to www.envisionreports.com/iosp. Click Cast Your Vote or Request Materials.

–     Phone - Call us free of charge at 1-866-641-4276.

–     Email - Send an email to investorvote@computershare.com with “Proxy Materials Innospec Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 24, 2023.

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